UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2010

MARTIN MIDSTREAM PARTNERS L.P.
 (Exact name of registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Stone Road Kilgore, TX	75662
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 983-6200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

9th Annual Pipeline, MLP and Energy Symposium Presentation Slideshow

On December 7, 2010, Ruben S. Martin, President and Chief Executive Officer of the general partner of Martin Midstream Partners L.P. (the “Partnership”), and other members of senior management made a presentation concerning the Partnership’s performance at the 9th Annual Pipeline, MLP and Energy Symposium held in New York City, New York. The Partnership’s presentation at the conference was webcast live with an accompanying slideshow on the Partnership’s website. Furnished as Exhibit 99.1 are the slides utilized during that presentation and that are available on the Partnership’s website.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and 7.01 and in the attached Exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Statements in the Exhibit other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates are based upon management’s current plans and expectations and are subject to a number of risks and uncertainties which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Exhibits.

(d) Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit is deemed to be “furnished” and not be deemed to be “filed” for purposes of the Exchange Act.

Exhibit No.	Description
99.1	Slide presentation appearing on the Partnership’s website in connection with a presentation at the 9th Annual Pipeline, MLP and Energy Symposium held on December 7, 2010 in New York City, New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC,
Its General Partner

Date: December 7, 2010	By: /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

Exhibit No.	Description
99.1	Slide presentation appearing on the Partnership’s website in connection with a presentation at the 9th Annual Pipeline, MLP and Energy Symposium held on December 7, 2010 in New York City, New York.